GOODWILL	12 Months Ended
Dec. 31, 2021
GOODWILL
GOODWILL

14. GOODWILL

Changes in the net carrying amount of goodwill are as follows:

	2021	2020
Cost
Balance at beginning of year	$5,706.8	$5,685.7
Business acquisitions	4.5	21.1
Balance at end of year	5,711.3	5,706.8

Accumulated impairment losses
Balance at beginning and at end of year	2,992.8	2,992.8

Net carrying amount	$2,718.5	$2,714.0

The net carrying amount of goodwill as of December 31, 2021 and 2020 was allocated to the following significant CGU groups:

	2021	2020
CGU groups

Telecommunications	$2,683.7	$2,679.2
Other[1]	34.8	34.8
Total	$2,718.5	$2,714.0
1	Includes mainly the CGUs related to Film, audiovisual content and television activities, Book publishing and distribution activities, and Sports and Entertainment activities.

Recoverable amounts

CGU recoverable amounts were determined based on the higher of a value in use or a fair value less costs of disposal with respect to the impairment tests performed. The Corporation uses the discounted cash flow method to estimate the recoverable amount, consisting of future cash flows derived primarily from the most recent budget and three-year strategic plan approved by the Corporation’s management and presented to the Board of Directors. These forecasts considered each CGU’s past operating performance and market share as well as economic trends, along with specific and market industry trends and corporate strategies. In particular, specific assumptions are used for each type of revenue generated by a CGU or for each nature of expenses, as well as for future capital expenditures. Such assumptions will consider, among many other factors, subscribers, readership and viewer statistics, advertising market trends, competitive landscape, evolution of product and service offerings, wireless penetration growth, proliferation of media platforms, technology evolution, broadcast programming strategy, bargaining agreements, Canadian GDP rates, and operating cost structures.

A perpetual growth rate is used for cash flows beyond the three-year strategic plan period. The discount rate used by the Corporation is a pre-tax rate derived from the weighted average cost of capital pertaining to each CGU, which reflects the current market assessment of (i) the time value of money, and (ii) the risk specific to the assets for which the future cash flow estimates have not been risk-adjusted. The perpetual growth rate was determined with regard to the specific markets in which the CGUs participate. In certain circumstances, the Corporation can also estimate the fair value less cost of disposal with a market approach that consists of estimating the recoverable amount by using multiples of operating performance of comparable entities, transaction metrics and other financial information available, instead of primarily using the discounted cash flow method.

14. GOODWILL (continued)

The following key assumptions were used to determine recoverable amounts in the most recent impairment tests performed on the Corporation’s significant CGU groups:

	2021		2020
	Pre-tax	Perpetual	Pre-tax	Perpetual
	discount rate	growth	discount rate	growth
CGU groups[1]	(WACC)	rate	(WACC)	rate
Telecommunications [2]	8.5%	2.0%	8.5%	2.0%
Other	11.5 to 15.5	0.0 to 2.0	10.5 to 15.5	0.0 to 2.0
1	In 2021 and 2020, the recoverable amounts of all CGUs were based on value in use, using the discounted cash flow method , except the Television CGU which was based on fair value less costs of disposal in 2021.
2	The same recoverable amount used in the 2020 annual impairment test was used in 2021. Accordingly, pre-tax discount rate and perpetual growth rate are the same in 2021 and 2020.

No reasonable changes in the discount rate or in the perpetual growth rate used in the most recent test performed would have caused the recoverable amount of the Telecommunications CGU to equal its carrying value.